Exhibit 99.4

Questions & Answers on the Merger

On September 8, 2015, a definitive agreement was signed to merge Baylake Corp and Nicolet Bankshares, Inc.  This merger will create the fourth largest Wisconsin-based bank holding company with approximately $2.2 billion in total assets.  Pending shareholder and regulatory approvals, this transaction is expected to close in the first half of 2016.

We realize there will be many questions with regards to this transaction.  What follows is our best effort to answer them transparently with the knowledge we have at this time. Nearly all customer questions will center around two central topics. Why? and What’s Next? These are logical questions, and employees of both organizations should be prepared to respond to these questions honestly and professionally. It may help our customers understand the rationale for this merger by starting with our fundamental reason to exist. Both banks strongly believe we have a commitment to serve our customers and communities in a way that regional, national, and global banks can’t.

1.	Why?

We understand the first question on most minds will be why merge?  The answer to why merge is simple.  We will be a better community bank together.

Here are a few responses you may use to likely customer questions:

Why the merger?
•	Scale and efficiencies will allow us to better serve our current and future customers and ensure a level of independence in the industry that will continue to be challenged by large regional and/or national banks.

•	We can create a rare triple win for the shareholders (who are mostly community members), customers and the communities we serve.

•	When looking through the eyes of shareholders, customers, and the community, the boards of each bank realized that each could be better served together.

•	Customers, prospects, and competitors will understand the combination of our two organizations creates a deeply talented bank, capable of offering customized financial solutions across all areas of their business and/or personal needs. The ability to invest in technology, service strategies, and product enhancements will allow us to compete and win against larger financial institutions.

Why now?
•	We are increasingly seeing the benefits of scale in today’s post economic-crisis banking world and regulatory environment. The merger effectively doubles the size of each other’s balance sheet and enables us to more efficiently spread our operating costs.

•	The boards of each bank took a look at the future prospects of a combined entity and decided that we would be better together. There is no time like the present to start.

Why each other?
•	Our visions, missions, and strategic priorities are nearly identical. We exist to serve our customers, grow the communities we operate in, and reward our shareholders for their confidence and commitment. Both banks believe in building relationships. It is a natural fit as both organizations are committed to growth and the synergies realized in this merger from a strategic, geographic, and financial standpoint position the merger for success.

•	Each bank brings strengths to the table. Most notably:

o	A talented team of employees
o	A strong culture of customer-centric service
o	A long history of financial strength
o	Outstanding community support
o	Experience gained in difficult economic conditions

2.	Where will the headquarters be and what will be the name of the new organization?

The new headquarters will be in Green Bay and the new organization will operate under the Nicolet National Bank brand name.  When the boards considered keeping either of the existing names or creating a new one, it was decided that each name had significant brand value.  Nicolet’s was chosen as the name going forward because it better encapsulates the geographies of the combined banks.  However, understand that this is a true merger of equals despite one name being chosen over the other.

3.	What about jobs?

Jobs will be affected.  At this time, we do not know how many or where.  We realize uncertainty creates anxiety for employees of both companies.  We are extremely sensitive to this and will implement a talent management strategy as quickly as possible. It should be understood that the leadership of the combined organization is committed to retaining our greatest resource; the talented individuals who have made both banks successful for many years. Understanding the need to provide as much clarity to impacted employees while ensuring the combined organization is appropriately staffed will be an immediate focus.

What we can answer is that we will be providing severance pay to help alleviate some of the financial anxiety for those affected.  Specifics are not yet known.  We will be counting on all of our employees to move us forward through this transition and are driven by maintaining both bank’s commitment to serving the customer throughout this merger.

4.	What will the board of directors and management team look like?

The board of directors will be comprised of eight directors each from Baylake and Nicolet.

The management team will be comprised of leaders from both organizations.  Bob Atwell and Rob Cera will be Co-Chairmen and CEOs of Nicolet Bankshares, Inc.  Mike Daniels will be President and CEO of Nicolet National Bank.  We will communicate decisions on the additional members of the management team as they are made.

5.	What happens between now and the closing date?

We are assembling an integration team comprised of leaders from both companies to ensure a smooth transition.  We will make every reasonable effort to keep you updated on developments and our progress throughout the approval and integration process.

6.	What are the expectations for immediate customer contact?

The immediate response is that it is business as usual for both of us.  There is nothing the customer needs to do now. It has been our experience when announcements like this are made, there is a feeling that customer accounts and/or services are impacted immediately, and that is certainly not the case. We expect our customers will see no difference in the level of service to which they are accustomed.  When customers ask specifically about the merger, here are a few points of emphasis:

•	We have both built a successful, sustainable model of community banking and are excited to be bringing these two great institutions together. By completing this merger, we will offer a level of access and convenience to our customers that is greater than either bank can deliver today.
•	We are still very early in this process, and many decisions that will ultimately impact customer accounts and/or services have yet to be researched and discussed let alone made.
•	The products and services we offer are being looked at through the eyes of our customers. We don’t know what will be offered after the closing, but we do know both banks pride ourselves on customer service and that will continue long after the closing date.
•	As we move through this transition, we will communicate any and all information our customers will need to understand the timeline of the merger and how it may impact their relationship with the new bank.

7.	What products will we offer?

We will need time to evaluate both bank’s current product offerings and ultimately decide which products we will keep, grandfather or eliminate.  These decisions will be made under the philosophy that relationships matter; in how we treat the customer and in how the customer treats us.  We value relationships, not transactions.  Our products will be focused on this.

We know that there will be more questions in the future.  We will provide you with additional information as it becomes known.  Please note that this transaction is being conducted in a highly regulated environment, particularly in connection with the banking laws and the laws of the Securities and Exchange Commission.  There may be some questions or information that we will not be able to address as quickly as others.  In the meantime, focus on the customer.

Thank you.  We look forward to our future!

Important Information for Investors
This communication relates to the proposed merger transaction involving Nicolet and Baylake.  In connection with the proposed merger, Nicolet and Baylake will file a joint proxy statement/prospectus on Form S-4 and other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”).  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NICOLET, BAYLAKE AND THE PROPOSED MERGER.  When available, the joint proxy statement/prospectus will be delivered to shareholders of Nicolet and shareholders of Baylake.  Investors may obtain copies of the joint proxy statement/prospectus and other relevant documents (as they become available) free of charge at the SEC’s website (www.sec.gov).  Copies of the documents filed with the SEC by Nicolet will be available free of charge on Nicolet’s website at www.nicoletbank.com.  Copies of the documents filed with the SEC by Baylake will be available free of charge on Baylake’s website at www.baylake.com

Nicolet, Baylake and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Nicolet and the shareholders of Baylake in connection with the proposed merger.  Information about the directors and executive officers of Nicolet and Baylake will be included in the joint proxy statement/prospectus for the proposed transaction filed with the SEC.  Information about the directors and executive officers of Nicolet is also included in its annual report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 9, 2015.  Information about the directors and executive officers of Baylake is also included in the proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 24, 2015.  Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Forward-Looking Statements
Forward Looking Statements “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which Congress passed in an effort to encourage companies to provide information about their anticipated future financial performance.  This act protects a company from unwarranted litigation if actual results are different from management expectations.  This report reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of Nicolet and Baylake.  These forward-looking statements are subject to a number of factors and uncertainties which could cause Nicolet’s, Baylake’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material.  Forward-looking statements speak only as of the date they are made and neither Nicolet nor Baylake assumes any duty to update forward-looking statements. There are a number of factors that could cause our actual results to differ materially from those projected in such forward-looking statements.

In addition to factors previously disclosed in Nicolet’s and Baylake’s reports filed with the SEC and those identified elsewhere in this report, these forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Nicolet and Baylake and between Nicolet National Bank and Baylake Bank, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Nicolet’s and Baylake’s plans, objectives, expectations and intentions and other statements contained in this report that are not historical facts.  Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements.  These statements are based upon the current beliefs and expectations of Nicolet’s and Baylake’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Actual results may differ from those indicated or implied in the forward-looking statements and such differences may be material.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Nicolet and Baylake may not integrate successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities and cost savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons, including issues arising in connection with integration of the two banks; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; (7) Nicolet’s  shareholders or Baylake’s shareholders may fail to approve the transaction; (8) reputational risks and the reaction of the companies’ customers to the transaction; (9) diversion of management time on merger related issues; (10) changes in asset quality and credit risk; (11) the cost and availability of capital; (12) customer acceptance of the combined company’s products and services; (13) customer borrowing, repayment, investment and deposit practices; (14) the introduction, withdrawal, success and timing of business initiatives; (15) the impact, extent, and timing of technological changes; (16) severe catastrophic events in our geographic area; (17) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (18) the U.S. legal and regulatory framework, including those associated with the Dodd Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (19) the interest rate environment may compress margins and adversely affect net interest income; and (20) competition from other financial services companies in the companies’ markets could adversely affect operations.  Additional factors that could cause Nicolet’s results to differ materially from those described in the forward-looking statements can be found in Nicolet’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov).  Additional factors that could cause Baylake’s results to differ materially from those described in the forward-looking statements can be found in Baylake’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov).  All subsequent written and oral forward-looking statements concerning Nicolet, Baylake or the proposed merger or other matters and attributable to Nicolet, Baylake or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above.  Nicolet and Baylake do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.